SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 23, 2004

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Item 5.                               Other Events and Regulation FD Disclosure

On June 22, 2004 Ron Foster was appointed to the Micron Technology, Inc., Board of Directors.  Mr. Foster currently serves as Executive Vice President and Chief Financial Officer of JDS Uniphase.  Prior to joining JDS Uniphase, Mr. Foster served as the Chief Financial Officer of Novell Corporation, as Vice President, Operations Controller for Applied Materials, and for over a decade, in various finance management positions with Hewlett-Packard.  Mr. Foster has an MBA degree from the University of Chicago and a BA degree in Economics from Whitman College.

Item 7.                               Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release issued on June 23, 2004.

Item 12.                        Disclosure of Results of Operations and Financial Condition.

On June 23, 2004, Micron Technology, Inc. announced its financial results for the quarter ended June 3, 2004.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: June 23, 2004	By:	/s/ W. G. Stover, Jr.
	Name:	W. G. Stover, Jr.
	Title:	Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED JUNE 23, 2004

Exhibit	Description

99.1	Press Release issued on June 23, 2004.